                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                            (ADVISORY FEE WAIVERS)

   This Memorandum of Agreement is entered into as of the effective date on the attached Exhibit A and B (each an "Exhibit" or, collectively the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Advantage Municipal Income Trust II, Invesco Bond Fund, Invesco California Value Municipal Income Trust, Invesco Dynamic Credit Opportunities Fund, Invesco Exchange Fund, Invesco High Income Trust II, Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Municipal Opportunity Trust, Invesco Municipal Trust, Invesco Pennsylvania Value Municipal Income Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Senior Income Trust, Invesco Trust for Investment Grade Municipals, Invesco Trust for Investment Grade New York Municipals and Invesco Value Municipal Income Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees of the Funds, on behalf of their respective classes as applicable, severally and not jointly, as indicated in the Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Invesco agrees that until at least the expiration date set forth on Exhibit A (the "Expiration Date") and with respect to those Funds listed on the Exhibit, Invesco will waive its advisory fees at the rate set forth on the Exhibit.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit B occurs, as such Exhibit B is amended from time to time, Invesco will waive advisory fees payable by an Investing Fund (defined below) in an amount equal to 100% of the net advisory fee Invesco receives on the Uninvested Cash (defined below) from the Affiliated Money Market Fund (defined below) in which the Investing Fund invests (the "Waiver").

      i. Invesco's Fund Accounting Group will calculate, and apply, the Waiver monthly, based upon the average investment of Uninvested Cash made by the Investing Fund during the previous month in an Affiliated Money Market Fund.

      ii. The Waiver will not apply to those Investing Funds that do not charge an advisory fee, either due to the terms of their advisory agreement, or as a result of contractual or voluntary fee waivers.

      iii. The Waiver will not apply to cash collateral for securities lending.

      For purposes of the paragraph above, the following terms shall have the following meanings:

      (a) "Affiliated Money Market Fund" - any existing or future Trust that holds itself out as a money market fund and complies with Rule 2a-7 under the Investment Company Act of 1940, as amended;

      (b) "Investing Fund" - any Fund investing Cash Balances and/or Cash Collateral in an Affiliated Money Market Fund; and

       (c) "Uninvested Cash" - cash available and uninvested by a Trust that may result from a variety of sources, including dividends or interest received on portfolio securities, unsettled securities transactions, strategic reserves, matured investments, proceeds from liquidation of investment securities, dividend payments, or new investor capital.

    2. Neither a Trust nor Invesco may remove or amend the Waiver to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustee of the applicable Fund's Trust to remove or amend such Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Subject to the foregoing paragraphs, Invesco agrees to review the then-current waivers for each class of the Funds listed on the Exhibits on a date prior to the Expiration Date to determine whether such waivers should be amended, continued or terminated. The waivers will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts, on behalf of itself and its Funds listed in Exhibit A and B to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the Effective Date on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO    INVESCO BOND FUND
COUNSELOR SERIES TRUST)                INVESCO CALIFORNIA VALUE MUNICIPAL
AIM EQUITY FUNDS (INVESCO EQUITY       INCOME TRUST
FUNDS)                                 INVESCO DYNAMIC CREDIT OPPORTUNITIES
AIM FUNDS GROUP (INVESCO FUNDS GROUP)  FUND
AIM GROWTH SERIES (INVESCO GROWTH      INVESCO EXCHANGE FUND
SERIES)                                INVESCO HIGH INCOME TRUST II
AIM INTERNATIONAL MUTUAL FUNDS         INVESCO MANAGEMENT TRUST
(INVESCO INTERNATIONAL MUTUAL FUNDS)   INVESCO MUNICIPAL INCOME
AIM INVESTMENT FUNDS (INVESCO          OPPORTUNITIES TRUST
INVESTMENT FUNDS)                      INVESCO MUNICIPAL OPPORTUNITY TRUST
AIM INVESTMENT SECURITIES FUNDS        INVESCO MUNICIPAL TRUST
(INVESCO INVESTMENT SECURITIES FUNDS)  INVESCO PENNSYLVANIA VALUE MUNICIPAL
AIM SECTOR FUNDS (INVESCO SECTOR       INCOME TRUST
FUNDS)                                 INVESCO QUALITY MUNICIPAL INCOME TRUST
AIM TAX-EXEMPT FUNDS (INVESCO          INVESCO SECURITIES TRUST
TAX-EXEMPT FUNDS)                      INVESCO SENIOR INCOME TRUST
AIM TREASURER'S SERIES TRUST (INVESCO  INVESCO TRUST FOR INVESTMENT GRADE
TREASURER'S SERIES TRUST)              MUNICIPALS
AIM VARIABLE INSURANCE FUNDS (INVESCO  INVESCO TRUST FOR INVESTMENT GRADE
VARIABLE INSURANCE FUNDS)              NEW YORK MUNICIPALS
INVESCO ADVANTAGE MUNICIPAL INCOME     INVESCO VALUE MUNICIPAL INCOME TRUST
TRUST II

         on behalf of the Funds listed in the Exhibit to this Memorandum of Agreement

         By:           /s/ John M. Zerr
                       -------------------------------
         Title:        Senior Vice President

         INVESCO ADVISERS, INC.

         By:           /s/ John M. Zerr
                       -------------------------------
         Title:        Senior Vice President

                         EXHIBIT A TO ADVISORY FEE MOA

AIM COUNSELOR
SERIES TRUST
(INVESCO COUNSELOR                                               EXPIRATION
SERIES TRUST)              WAIVER DESCRIPTION    EFFECTIVE DATE     DATE
------------------      ------------------------ --------------  -----------
Invesco Strategic Real    Invesco will waive       4/30/2014     06/30/2017
Return Fund               advisory fees in an
                          amount equal to the
                        advisory fees earned on
                         underlying affiliated
                              investments

AIM INVESTMENT
FUNDS (INVESCO                                     EFFECTIVE   EXPIRATION
INVESTMENT FUNDS             WAIVER DESCRIPTION       DATE        DATE
------------------------- ------------------------ ----------- -----------
Invesco Balanced-Risk       Invesco will waive      02/24/15   06/30/2017
Commodity Strategy Fund     advisory fees in an
                            amount equal to the
                          advisory fees earned on
                           underlying affiliated
                                investments

Invesco Global Targeted     Invesco will waive     12/17/2013  06/30/2017
Returns Fund                advisory fees in an
                            amount equal to the
                          advisory fees earned on
                           underlying affiliated
                                investments

Invesco Strategic Income    Invesco will waive      5/2/2014   06/30/2017
Fund                        advisory fees in an
                            amount equal to the
                          advisory fees earned on
                           underlying affiliated
                                investments

Invesco Unconstrained       Invesco will waive     10/14/2014  06/30/2017
Bond Fund                   advisory fees in an
                            amount equal to the
                          advisory fees earned on
                           underlying affiliated
                                investments

AIM TREASURER'S
SERIES TRUST
(INVESCO TREASURER'S                               EFFECTIVE  EXPIRATION
SERIES TRUST)               WAIVER DESCRIPTION       DATE        DATE
------------------------ ------------------------- ---------  -----------
Premier Portfolio           Invesco will waive     2/1/2011   12/31/2016
                           advisory fees in the
                          amount of 0.07% of the
                         Fund's average daily net
                                  assets

Premier U.S. Government     Invesco will waive     2/1/2011   12/31/2016
Money Portfolio            advisory fees in the
                          amount of 0.07% of the
                         Fund's average daily net
                                  assets

                                  EXHIBIT "B"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                  EFFECTIVE DATE    COMMITTED UNTIL
---------                                ------------------- ---------------
Invesco American Franchise Fund          February 12, 2010   June 30, 2017
Invesco California Tax-Free Income Fund  February 12, 2010   June 30, 2017
Invesco Core Plus Bond Fund                 June 2, 2009     June 30, 2017
Invesco Equally-Weighted S&P 500 Fund    February 12, 2010   June 30, 2017
Invesco Equity and Income Fund           February 12, 2010   June 30, 2017
Invesco Floating Rate Fund                  July 1, 2007     June 30, 2017
Invesco Global Real Estate Income Fund      July 1, 2007     June 30, 2017
Invesco Growth and Income Fund           February 12, 2010   June 30, 2017
Invesco Low Volatility Equity Yield Fund    July 1, 2007     June 30, 2017
Invesco Pennsylvania Tax Free Income     February 12, 2010   June 30, 2017
Fund
Invesco S&P 500 Index Fund               February 12, 2010   June 30, 2017
Invesco Short Duration High Yield        September 30, 2015  June 30, 2017
Municipal Fund
Invesco Small Cap Discovery Fund         February 12, 2010   June 30, 2017
Invesco Strategic Real Return Fund         April 30, 2014    June 30, 2017

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                EFFECTIVE DATE  COMMITTED UNTIL
---------                                --------------  ---------------
Invesco Charter Fund                     July 1, 2007    June 30, 2017
Invesco Diversified Dividend Fund        July 1, 2007    June 30, 2017
Invesco Summit Fund                      July 1, 2007    June 30, 2017

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                     EFFECTIVE DATE  COMMITTED UNTIL
----                                     --------------  ---------------
Invesco European Small Company Fund      July 1, 2007    June 30, 2017
Invesco Global Core Equity Fund          July 1, 2007    June 30, 2017
Invesco International Small Company Fund July 1, 2007    June 30, 2017
Invesco Small Cap Equity Fund            July 1, 2007    June 30, 2017

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                      EFFECTIVE DATE    COMMITTED UNTIL
----                                     ------------------ ---------------
Invesco Alternative Strategies Fund      October 14, 2014   June 30, 2017
Invesco Convertible Securities Fund      February 12, 2010  June 30, 2017
Invesco Global Low Volatility Equity       July 1, 2007     June 30, 2017
Yield Fund
Invesco Mid Cap Core Equity Fund           July 1, 2007     June 30, 2017
Invesco Multi-Asset Inflation Fund       October 14, 2014   June 30, 2017
Invesco Small Cap Growth Fund              July 1, 2007     June 30, 2017
Invesco U.S. Mortgage Fund               February 12, 2010  June 30, 2017

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                        EFFECTIVE DATE    COMMITTED UNTIL
----                                       ------------------ ---------------
Invesco Asia Pacific Growth Fund             July 1, 2007     June 30, 2017
Invesco European Growth Fund                 July 1, 2007     June 30, 2017
Invesco Global Growth Fund                   July 1, 2007     June 30, 2017
Invesco Global Opportunities Fund           August 3, 2012    June 30, 2017
Invesco Global Small & Mid Cap Growth Fund   July 1, 2007     June 30, 2017
Invesco International Companies Fund       December 21, 2015  June 30, 2017
Invesco International Core Equity Fund       July 1, 2007     June 30, 2017
Invesco International Growth Fund            July 1, 2007     June 30, 2017
Invesco Select Opportunities Fund           August 3, 2012    June 30, 2017

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                       ------------------- ---------------
Invesco All Cap Market Neutral Fund        December 17, 2013   June 30, 2017
Invesco Balanced-Risk Allocation Fund/1/      May 29, 2009     June 30, 2017
Invesco Balanced-Risk Commodity Strategy   November 29, 2010   June 30, 2017
Fund/2/
Invesco Developing Markets Fund               July 1, 2007     June 30, 2017
Invesco Emerging Markets Equity Fund          May 11, 2011     June 30, 2017
Invesco Emerging Markets Flexible Bond       June 14, 2010     June 30, 2017
Fund/3/
Invesco Endeavor Fund                         July 1, 2007     June 30, 2017
Invesco Global Health Care Fund               July 1, 2007     June 30, 2017
Invesco Global Infrastructure Fund            May 2, 2014      June 30, 2017
Invesco Global Market Neutral Fund         December 17, 2013   June 30, 2017
Invesco Global Markets Strategy Fund/4/    September 25, 2012  June 30, 2017
Invesco Global Targeted Returns Fund/5/    December 17, 2013   June 30, 2017
Invesco Greater China Fund                    July 1, 2007     June 30, 2017
Invesco International Total Return Fund       July 1, 2007     June 30, 2017
Invesco Long/Short Equity Fund             December 17, 2013   June 30, 2017
Invesco Low Volatility Emerging Markets    December 17, 2013   June 30, 2017
Fund
Invesco Macro International Equity Fund    December 17, 2013   June 30, 2017
Invesco Macro Long/Short Fund              December 17, 2013   June 30, 2017
Invesco MLP Fund                            August 29, 2014    June 30, 2017
Invesco Pacific Growth Fund                February 12, 2010   June 30, 2017
Invesco Premium Income Fund/6/             December 13, 2011   June 30, 2017
Invesco Select Companies Fund                 July 1, 2007     June 30, 2017
Invesco Strategic Income Fund                 May 2, 2014      June 30, 2017
Invesco Unconstrained Bond Fund             October 14, 2014   June 30, 2017

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

FUND                                        EFFECTIVE DATE    COMMITTED UNTIL
----                                       ------------------ ---------------
Invesco Corporate Bond Fund                February 12, 2010  June 30, 2017
Invesco Global Real Estate Fund              July 1, 2007     June 30, 2017
Invesco High Yield Fund                      July 1, 2007     June 30, 2017
Invesco Money Market Fund                    July 1, 2007     June 30, 2017
Invesco Real Estate Fund                     July 1, 2007     June 30, 2017

--------
/1/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund I, Ltd. invests.
/2/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Commodity Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund III, Ltd. invests.
/3/ Advisory fees to be waived by Invesco for Invesco Emerging Markets Flexible Bond Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Emerging Markets Flexible Bond Cayman, Ltd. invests.
/4/ Advisory fees to be waived by Invesco for Invesco Global Markets Strategy Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund V, Ltd. invests.
/5/ Advisory fees to be waived by Invesco for Invesco Global Targeted Returns Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VII, Ltd. invests.
/6/ Advisory fees to be waived by Invesco for Invesco Premium Income Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Premium Income Cayman, Ltd. invests.

Invesco Short Duration Inflation Protected Fund    July 1, 2007  June 30, 2017
Invesco Short Term Bond Fund                       July 1, 2007  June 30, 2017
Invesco U.S. Government Fund                       July 1, 2007  June 30, 2017

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                         EFFECTIVE DATE   COMMITTED UNTIL
----                                       ------------------ ---------------
Invesco American Value Fund                February 12, 2010  June 30, 2017
Invesco Comstock Fund                      February 12, 2010  June 30, 2017
Invesco Energy Fund                          July 1, 2007     June 30, 2017
Invesco Dividend Income Fund                 July 1, 2007     June 30, 2017
Invesco Gold & Precious Metals Fund          July 1, 2007     June 30, 2017
Invesco Mid Cap Growth Fund                February 12, 2010  June 30, 2017
Invesco Small Cap Value Fund               February 12, 2010  June 30, 2017
Invesco Technology Fund                      July 1, 2007     June 30, 2017
Invesco Technology Sector Fund             February 12, 2010  June 30, 2017
Invesco Value Opportunities Fund           February 12, 2010  June 30, 2017

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                         EFFECTIVE DATE   COMMITTED UNTIL
----                                       ------------------ ---------------
Invesco High Yield Municipal Fund          February 12, 2010  June 30, 2017
Invesco Intermediate Term Municipal        February 12, 2010  June 30, 2017
Income Fund
Invesco Municipal Income Fund              February 12, 2010  June 30, 2017
Invesco New York Tax Free Income Fund      February 12, 2010  June 30, 2017
Invesco Tax-Exempt Cash Fund                 July 1, 2007     June 30, 2017
Invesco Limited Term Municipal Income Fund   July 1, 2007     June 30, 2017

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

FUND                                         EFFECTIVE DATE   COMMITTED UNTIL
----                                       ------------------ ---------------
Invesco V.I. American Franchise Fund       February 12, 2010  June 30, 2017
Invesco V.I. American Value Fund           February 12, 2010  June 30, 2017
Invesco V.I. Balanced-Risk Allocation      December 22, 2010  June 30, 2017
Fund/7/
Invesco V.I. Comstock Fund                 February 12, 2010  June 30, 2017
Invesco V.I. Core Equity Fund                July 1, 2007     June 30, 2017
Invesco V.I. Core Plus Bond Fund            April 30, 2015    June 30, 2017
Invesco V.I. Diversified Dividend Fund     February 12, 2010  June 30, 2017
Invesco V.I. Equally-Weighted S&P 500 Fund February 12, 2010  June 30, 2017
Invesco V.I. Equity and Income Fund        February 12, 2010  June 30, 2017
Invesco V.I. Global Core Equity Fund       February 12, 2010  June 30, 2017
Invesco V.I. Global Health Care Fund         July 1, 2007     June 30, 2017
Invesco V.I. Global Real Estate Fund         July 1, 2007     June 30, 2017
Invesco V.I. Government Money Market Fund    July 1, 2007     June 30, 2017
Invesco V.I. Government Securities Fund      July 1, 2007     June 30, 2017
Invesco V.I. Growth and Income Fund        February 12, 2010  June 30, 2017
Invesco V.I. High Yield Fund                 July 1, 2007     June 30, 2017
Invesco V.I. International Growth Fund       July 1, 2007     June 30, 2017
Invesco V.I. Managed Volatility Fund         July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Core Equity Fund        July 1, 2007     June 30, 2017
Invesco V.I. Mid Cap Growth Fund           February 12, 2010  June 30, 2017
Invesco V.I. S&P 500 Index Fund            February 12, 2010  June 30, 2017
Invesco V.I. Small Cap Equity Fund           July 1, 2007     June 30, 2017
Invesco V.I. Technology Fund                 July 1, 2007     June 30, 2017
Invesco V.I. Value Opportunities Fund        July 1, 2007     June 30, 2017

/7/ Advisory fees to be waived by Invesco for Invesco V.I. Balanced-Risk Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund IV, Ltd. invests.

                             INVESCO EXCHANGE FUND

FUND                                         EFFECTIVE DATE    COMMITTED UNTIL
----                                       ------------------- ---------------
Invesco Exchange Fund                      September 30, 2015  June 30, 2017

                           INVESCO SECURITIES TRUST

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL
----                                       ----------------- ---------------
Invesco Balanced-Risk Aggressive           January 16, 2013  June 30, 2017
Allocation Fund/8/

                           INVESCO MANAGEMENT TRUST

FUND                                       EFFECTIVE DATE  COMMITTED UNTIL
----                                       --------------  ---------------
Invesco Conservative Income Fund           July 1, 2014    June 30, 2017

                               CLOSED-END FUNDS

FUND                                       EFFECTIVE DATE   COMMITTED UNTIL
----                                       ---------------- ---------------
Invesco Advantage Municipal Income Trust    May 15, 2012    June 30, 2017
II
Invesco Bond Fund                          August 26, 2015  June 30, 2017
Invesco California Value Municipal Income   May 15, 2012    June 30, 2017
Trust
Invesco Dynamic Credit Opportunities Fund   May 15, 2012    June 30, 2017
Invesco High Income Trust II                May 15, 2012    June 30, 2017
Invesco Municipal Income Opportunities     August 26, 2015  June 30, 2017
Trust
Invesco Municipal Opportunity Trust         May 15, 2012    June 30, 2017
Invesco Municipal Trust                     May 15, 2012    June 30, 2017
Invesco Pennsylvania Value Municipal        May 15, 2012    June 30, 2017
Income Trust
Invesco Quality Municipal Income Trust     August 26, 2015  June 30, 2017
Invesco Senior Income Trust                 May 15, 2012    June 30, 2017
Invesco Trust for Investment Grade          May 15, 2012    June 30, 2017
Municipals
Invesco Trust for Investment Grade New      May 15, 2012    June 30, 2017
York Municipals
Invesco Value Municipal Income Trust        June 1, 2010    June 30, 2017

/8/ Advisory fees to be waived by Invesco for Invesco Balanced-Risk Aggressive Allocation Fund also include advisory fees that Invesco receives on the Uninvested Cash from the Affiliated Money Market Fund in which Invesco Cayman Commodity Fund VI, Ltd. invests.

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Value Municipal Trust, Invesco Management Trust, Invesco Municipal Opportunity Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Trust for Investment Grade New York Municipals and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A--D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST
       INVESCO MANAGEMENT TRUST
       INVESCO MUNICIPAL OPPORTUNITY TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                        Contractual    2.00%       July 1, 2013      June 30, 2016
   Class B Shares                        Contractual    2.75%       July 1, 2013      June 30, 2016
   Class C Shares                        Contractual    2.75%       July 1, 2013      June 30, 2016
   Class R Shares                        Contractual    2.25%       July 1, 2013      June 30, 2016
   Class R5 Shares                       Contractual    1.75%       July 1, 2013      June 30, 2016
   Class R6 Shares                       Contractual    1.75%       July 1, 2013      June 30, 2016
   Class Y Shares                        Contractual    1.75%       July 1, 2013      June 30, 2016

Invesco California Tax-Free Income Fund
   Class A Shares                        Contractual    1.50%       July 1, 2012      June 30, 2016
   Class B Shares                        Contractual    2.00%       July 1, 2012      June 30, 2016
   Class C Shares                        Contractual    2.00%       July 1, 2012      June 30, 2016
   Class Y Shares                        Contractual    1.25%       July 1, 2012      June 30, 2016

Invesco Core Plus Bond Fund
   Class A Shares                        Contractual    0.86%     January 1, 2015   December 31, 2016
   Class B Shares                        Contractual    1.61%     January 1, 2015   December 31, 2016
   Class C Shares                        Contractual    1.61%     January 1, 2015   December 31, 2016
   Class R Shares                        Contractual    1.11%     January 1, 2015   December 31, 2016
   Class R5 Shares                       Contractual    0.61%     January 1, 2015   December 31, 2016
   Class R6 Shares                       Contractual    0.61%     January 1, 2015   December 31, 2016
   Class Y Shares                        Contractual    0.61%     January 1, 2015   December 31, 2016

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                        Contractual    2.00%       July 1, 2012      June 30, 2016
   Class B Shares                        Contractual    2.75%       July 1, 2012      June 30, 2016
   Class C Shares                        Contractual    2.75%       July 1, 2012      June 30, 2016
   Class R Shares                        Contractual    2.25%       July 1, 2012      June 30, 2016
   Class R6 Shares                       Contractual    1.75%    September 24, 2012   June 30, 2016
   Class Y Shares                        Contractual    1.75%       July 1, 2012      June 30, 2016

Invesco Equity and Income Fund
   Class A Shares                        Contractual    1.50%       July 1, 2012      June 30, 2016
   Class B Shares                        Contractual    2.25%       July 1, 2012      June 30, 2016
   Class C Shares                        Contractual    2.25%       July 1, 2012      June 30, 2016
   Class R Shares                        Contractual    1.75%       July 1, 2012      June 30, 2016
   Class R5 Shares                       Contractual    1.25%       July 1, 2012      June 30, 2016
   Class R6 Shares                       Contractual    1.25%    September 24, 2012   June 30, 2016
   Class Y Shares                        Contractual    1.25%       July 1, 2012      June 30, 2016

Invesco Floating Rate Fund
   Class A Shares                        Contractual    1.50%      April 14, 2006     June 30, 2016
   Class C Shares                        Contractual    2.00%      April 14, 2006     June 30, 2016
   Class R Shares                        Contractual    1.75%      April 14, 2006     June 30, 2016
   Class R5 Shares                       Contractual    1.25%      April 14, 2006     June 30, 2016
   Class R6 Shares                       Contractual    1.25%    September 24, 2012   June 30, 2016
   Class Y Shares                        Contractual    1.25%     October 3, 2008     June 30, 2016

Invesco Global Real Estate Income Fund
   Class A Shares                        Contractual    2.00%       July 1, 2009      June 30, 2016
   Class B Shares                        Contractual    2.75%       July 1, 2009      June 30, 2016
   Class C Shares                        Contractual    2.75%       July 1, 2009      June 30, 2016
   Class R5 Shares                       Contractual    1.75%       July 1, 2009      June 30, 2016
   Class R6 Shares                       Contractual    1.75%    September 24, 2012   June 30, 2016
   Class Y Shares                        Contractual    1.75%       July 1, 2009      June 30, 2016

See page 16 for footnotes to Exhibit A.

                                                  CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                              ------------ -------------------- ------------------ -----------------
Invesco Growth and Income Fund
   Class A Shares                                 Contractual         2.00%            July 1, 2012      June 30, 2016
   Class B Shares                                 Contractual         2.75%            July 1, 2012      June 30, 2016
   Class C Shares                                 Contractual         2.75%            July 1, 2012      June 30, 2016
   Class R Shares                                 Contractual         2.25%            July 1, 2012      June 30, 2016
   Class R5 Shares                                Contractual         1.75%            July 1, 2012      June 30, 2016
   Class R6 Shares                                Contractual         1.75%         September 24, 2012   June 30, 2016
   Class Y Shares                                 Contractual         1.75%            July 1, 2012      June 30, 2016

Invesco Low Volatility Equity Yield Fund
   Class A Shares                                 Contractual         2.00%            July 1, 2012      June 30, 2016
   Class B Shares                                 Contractual         2.75%            July 1, 2012      June 30, 2016
   Class C Shares                                 Contractual         2.75%            July 1, 2012      June 30, 2016
   Class R Shares                                 Contractual         2.25%            July 1, 2012      June 30, 2016
   Class R5 Shares                                Contractual         1.75%            July 1, 2012      June 30, 2016
   Class Y Shares                                 Contractual         1.75%            July 1, 2012      June 30, 2016
   Investor Class Shares                          Contractual         2.00%            July 1, 2012      June 30, 2016

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                                 Contractual         1.50%            July 1, 2012      June 30, 2016
   Class B Shares                                 Contractual         2.25%            July 1, 2012      June 30, 2016
   Class C Shares                                 Contractual         2.25%            July 1, 2012      June 30, 2016
   Class Y Shares                                 Contractual         1.25%            July 1, 2012      June 30, 2016

Invesco S&P 500 Index Fund
   Class A Shares                                 Contractual         2.00%            July 1, 2012      June 30, 2016
   Class B Shares                                 Contractual         2.75%            July 1, 2012      June 30, 2016
   Class C Shares                                 Contractual         2.75%            July 1, 2012      June 30, 2016
   Class Y Shares                                 Contractual         1.75%            July 1, 2012      June 30, 2016

Invesco Short Duration High Yield Municipal Fund
   Class A Shares                                 Contractual         0.79%         September 30, 2015 December 31, 2016
   Class C Shares                                 Contractual         1.54%         September 30, 2015 December 31, 2016
   Class R5 Shares                                Contractual         0.54%         September 30, 2015 December 31, 2016
   Class Y Shares                                 Contractual         0.54%         September 30, 2015 December 31, 2016

Invesco Small Cap Discovery Fund
   Class A Shares                                 Contractual         2.00%            July 1, 2012      June 30, 2016
   Class B Shares                                 Contractual         2.75%            July 1, 2012      June 30, 2016
   Class C Shares                                 Contractual         2.75%            July 1, 2012      June 30, 2016
   Class R5 Shares                                Contractual         1.75%         September 24, 2012   June 30, 2016
   Class R6 Shares                                Contractual         1.75%         September 24, 2012   June 30, 2016
   Class Y Shares                                 Contractual         1.75%            July 1, 2012      June 30, 2016

Invesco Strategic Real Return Fund
   Class A Shares                                 Contractual  0.82% less net AFFE*   April 30, 2014   December 31, 2016
   Class C Shares                                 Contractual  1.57% less net AFFE*   April 30, 2014   December 31, 2016
   Class R Shares                                 Contractual  1.07% less net AFFE*   April 30, 2014   December 31, 2016
   Class R5 Shares                                Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2016
   Class R6 Shares                                Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2016
   Class Y Shares                                 Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2016

See page 16 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                      ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                         Contractual    2.00%       July 1, 2009    June 30, 2016
   Class B Shares                         Contractual    2.75%       July 1, 2009    June 30, 2016
   Class C Shares                         Contractual    2.75%       July 1, 2009    June 30, 2016
   Class R Shares                         Contractual    2.25%       July 1, 2009    June 30, 2016
   Class R5 Shares                        Contractual    1.75%       July 1, 2009    June 30, 2016
   Class R6 Shares                        Contractual    1.75%    September 24, 2012 June 30, 2016
   Class S Shares                         Contractual    1.90%    September 25, 2009 June 30, 2016
   Class Y Shares                         Contractual    1.75%       July 1, 2009    June 30, 2016

Invesco Diversified Dividend Fund
   Class A Shares                         Contractual    2.00%       July 1, 2013    June 30, 2016
   Class B Shares                         Contractual    2.75%       July 1, 2013    June 30, 2016
   Class C Shares                         Contractual    2.75%       July 1, 2013    June 30, 2016
   Class R Shares                         Contractual    2.25%       July 1, 2013    June 30, 2016
   Class R5 Shares                        Contractual    1.75%       July 1, 2013    June 30, 2016
   Class R6 Shares                        Contractual    1.75%       July 1, 2013    June 30, 2016
   Class Y Shares                         Contractual    1.75%       July 1, 2013    June 30, 2016
   Investor Class Shares                  Contractual    2.00%       July 1, 2013    June 30, 2016

Invesco Summit Fund
   Class A Shares                         Contractual    2.00%       July 1, 2009    June 30, 2016
   Class B Shares                         Contractual    2.75%       July 1, 2009    June 30, 2016
   Class C Shares                         Contractual    2.75%       July 1, 2009    June 30, 2016
   Class P Shares                         Contractual    1.85%       July 1, 2009    June 30, 2016
   Class R5 Shares                        Contractual    1.75%       July 1, 2009    June 30, 2016
   Class S Shares                         Contractual    1.90%    September 25, 2009 June 30, 2016
   Class Y Shares                         Contractual    1.75%       July 1, 2009    June 30, 2016

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                      ------------ ---------- ------------------ -------------
Invesco European Small Company Fund
   Class A Shares                         Contractual    2.25%       July 1, 2009    June 30, 2016
   Class B Shares                         Contractual    3.00%       July 1, 2009    June 30, 2016
   Class C Shares                         Contractual    3.00%       July 1, 2009    June 30, 2016
   Class Y Shares                         Contractual    2.00%       July 1, 2009    June 30, 2016

Invesco Global Core Equity Fund
   Class A Shares                         Contractual    2.25%       July 1, 2013    June 30, 2016
   Class B Shares                         Contractual    3.00%       July 1, 2013    June 30, 2016
   Class C Shares                         Contractual    3.00%       July 1, 2013    June 30, 2016
   Class R Shares                         Contractual    2.50%       July 1, 2013    June 30, 2016
   Class R5 Shares                        Contractual    2.00%       July 1, 2013    June 30, 2016
   Class Y Shares                         Contractual    2.00%       July 1, 2013    June 30, 2016

Invesco International Small Company Fund
   Class A Shares                         Contractual    2.25%       July 1, 2009    June 30, 2016
   Class B Shares                         Contractual    3.00%       July 1, 2009    June 30, 2016
   Class C Shares                         Contractual    3.00%       July 1, 2009    June 30, 2016
   Class R5 Shares                        Contractual    2.00%       July 1, 2009    June 30, 2016
   Class R6 Shares                        Contractual    2.00%    September 24, 2012 June 30, 2016
   Class Y Shares                         Contractual    2.00%       July 1, 2009    June 30, 2016

See page 16 for footnotes to Exhibit A.

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                           ------------ ---------- ------------------ -------------
Invesco Small Cap Equity Fund
   Class A Shares              Contractual    2.00%       July 1, 2009    June 30, 2016
   Class B Shares              Contractual    2.75%       July 1, 2009    June 30, 2016
   Class C Shares              Contractual    2.75%       July 1, 2009    June 30, 2016
   Class R Shares              Contractual    2.25%       July 1, 2009    June 30, 2016
   Class R5 Shares             Contractual    1.75%       July 1, 2009    June 30, 2016
   Class R6 Shares             Contractual    1.75%    September 24, 2012 June 30, 2016
   Class Y Shares              Contractual    1.75%       July 1, 2009    June 30, 2016

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                               CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                            VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                           ------------ -------------------- ------------------ --------------
Invesco Alternative
Strategies Fund
   Class A Shares              Contractual  1.75% less net AFFE*  October 14, 2014  April 30, 2017
   Class C Shares              Contractual  2.50% less net AFFE*  October 14, 2014  April 30, 2017
   Class R Shares              Contractual  2.00% less net AFFE*  October 14, 2014  April 30, 2017
   Class R5 Shares             Contractual  1.50% less net AFFE*  October 14, 2014  April 30, 2017
   Class R6 Shares             Contractual  1.50% less net AFFE*  October 14, 2014  April 30, 2017
   Class Y Shares              Contractual  1.50% less net AFFE*  October 14, 2014  April 30, 2017

Invesco Balanced-Risk
Retirement 2020 Fund
   Class A Shares              Contractual         0.25%          November 4, 2009  April 30, 2017
   Class AX Shares             Contractual         0.25%         February 12, 2010  April 30, 2017
   Class B Shares              Contractual         1.00%          November 4, 2009  April 30, 2017
   Class C Shares              Contractual         1.00%          November 4, 2009  April 30, 2017
   Class CX Shares             Contractual         1.00%         February 12, 2010  April 30, 2017
   Class R Shares              Contractual         0.50%          November 4, 2009  April 30, 2017
   Class R5 Shares             Contractual         0.00%          November 4, 2009  April 30, 2017
   Class R6 Shares             Contractual         0.00%         September 24, 2012 April 30, 2017
   Class RX Shares             Contractual         0.50%         February 12, 2010  April 30, 2017
   Class Y Shares              Contractual         0.00%          November 4, 2009  April 30, 2017

Invesco Balanced-Risk
Retirement 2030 Fund
   Class A Shares              Contractual         0.25%          November 4, 2009  April 30, 2017
   Class AX Shares             Contractual         0.25%         February 12, 2010  April 30, 2017
   Class B Shares              Contractual         1.00%          November 4, 2009  April 30, 2017
   Class C Shares              Contractual         1.00%          November 4, 2009  April 30, 2017
   Class CX Shares             Contractual         1.00%         February 12, 2010  April 30, 2017
   Class R Shares              Contractual         0.50%          November 4, 2009  April 30, 2017
   Class R5 Shares             Contractual         0.00%          November 4, 2009  April 30, 2017
   Class R6 Shares             Contractual         0.00%         September 24, 2012 April 30, 2017
   Class RX Shares             Contractual         0.50%         February 12, 2010  April 30, 2017
   Class Y Shares              Contractual         0.00%          November 4, 2009  April 30, 2017

Invesco Balanced-Risk
Retirement 2040 Fund
   Class A Shares              Contractual         0.25%          November 4, 2009  April 30, 2017
   Class AX Shares             Contractual         0.25%         February 12, 2010  April 30, 2017
   Class B Shares              Contractual         1.00%          November 4, 2009  April 30, 2017
   Class C Shares              Contractual         1.00%          November 4, 2009  April 30, 2017
   Class CX Shares             Contractual         1.00%         February 12, 2010  April 30, 2017
   Class R Shares              Contractual         0.50%          November 4, 2009  April 30, 2017
   Class R5 Shares             Contractual         0.00%          November 4, 2009  April 30, 2017
   Class R6 Shares             Contractual         0.00%         September 24, 2012 April 30, 2017
   Class RX Shares             Contractual         0.50%         February 12, 2010  April 30, 2017
   Class Y Shares              Contractual         0.00%          November 4, 2009  April 30, 2017

See page 16 for footnotes to Exhibit A.

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                             ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                Contractual    0.25%     November 4, 2009  April 30, 2017
   Class AX Shares                               Contractual    0.25%    February 12, 2010  April 30, 2017
   Class B Shares                                Contractual    1.00%     November 4, 2009  April 30, 2017
   Class C Shares                                Contractual    1.00%     November 4, 2009  April 30, 2017
   Class CX Shares                               Contractual    1.00%    February 12, 2010  April 30, 2017
   Class R Shares                                Contractual    0.50%     November 4, 2009  April 30, 2017
   Class R5 Shares                               Contractual    0.00%     November 4, 2009  April 30, 2017
   Class R6 Shares                               Contractual    0.00%    September 24, 2012 April 30, 2017
   Class RX Shares                               Contractual    0.50%    February 12, 2010  April 30, 2017
   Class Y Shares                                Contractual    0.00%     November 4, 2009  April 30, 2017

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                Contractual    0.25%     November 4, 2009  April 30, 2017
   Class AX Shares                               Contractual    0.25%    February 12, 2010  April 30, 2017
   Class B Shares                                Contractual    1.00%     November 4, 2009  April 30, 2017
   Class C Shares                                Contractual    1.00%     November 4, 2009  April 30, 2017
   Class CX Shares                               Contractual    1.00%    February 12, 2010  April 30, 2017
   Class R Shares                                Contractual    0.50%     November 4, 2009  April 30, 2017
   Class R5 Shares                               Contractual    0.00%     November 4, 2009  April 30, 2017
   Class R6 Shares                               Contractual    0.00%    September 24, 2012 April 30, 2017
   Class RX Shares                               Contractual    0.50%    February 12, 2010  April 30, 2017
   Class Y Shares                                Contractual    0.00%     November 4, 2009  April 30, 2017

Invesco Conservative Allocation Fund
   Class A Shares                                Contractual    1.50%       July 1, 2012    June 30, 2016
   Class B Shares                                Contractual    2.25%       July 1, 2012    June 30, 2016
   Class C Shares                                Contractual    2.25%       July 1, 2012    June 30, 2016
   Class R Shares                                Contractual    1.75%       July 1, 2012    June 30, 2016
   Class R5 Shares                               Contractual    1.25%       July 1, 2012    June 30, 2016
   Class S Shares                                Contractual    1.40%       July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual    1.25%       July 1, 2012    June 30, 2016

Invesco Convertible Securities Fund
   Class A Shares                                Contractual    1.50%       July 1, 2012    June 30, 2016
   Class B Shares                                Contractual    2.25%       July 1, 2012    June 30, 2016
   Class C Shares                                Contractual    2.25%       July 1, 2012    June 30, 2016
   Class R5 Shares                               Contractual    1.25%       July 1, 2012    June 30, 2016
   Class R6 Shares                               Contractual    1.25%    September 24, 2012 June 30, 2016
   Class Y Shares                                Contractual    1.25%       July 1, 2012    June 30, 2016

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                Contractual    1.46%       May 1, 2015     April 30, 2016
   Class B Shares                                Contractual    2.21%       May 1, 2015     April 30, 2016
   Class C Shares                                Contractual    2.21%       May 1, 2015     April 30, 2016
   Class R Shares                                Contractual    1.71%       May 1, 2015     April 30, 2016
   Class R5 Shares                               Contractual    1.21%       May 1, 2015     April 30, 2016
   Class Y Shares                                Contractual    1.21%       May 1, 2015     April 30, 2016

Invesco Growth Allocation Fund
   Class A Shares                                Contractual    2.00%       July 1, 2012    June 30, 2016
   Class B Shares                                Contractual    2.75%       July 1, 2012    June 30, 2016
   Class C Shares                                Contractual    2.75%       July 1, 2012    June 30, 2016
   Class R Shares                                Contractual    2.25%       July 1, 2012    June 30, 2016
   Class R5 Shares                               Contractual    1.75%       July 1, 2012    June 30, 2016
   Class S Shares                                Contractual    1.90%       July 1, 2012    June 30, 2016
   Class Y Shares                                Contractual    1.75%       July 1, 2012    June 30, 2016

See page 16 for footnotes to Exhibit A.

                                       CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                    VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                   ------------ -------------------- ------------------ --------------
Invesco Income Allocation Fund
   Class A Shares                      Contractual         0.25%            May 1, 2012     April 30, 2017
   Class B Shares                      Contractual         1.00%            May 1, 2012     April 30, 2017
   Class C Shares                      Contractual         1.00%            May 1, 2012     April 30, 2017
   Class R Shares                      Contractual         0.50%            May 1, 2012     April 30, 2017
   Class R5 Shares                     Contractual         0.00%            May 1, 2012     April 30, 2017
   Class Y Shares                      Contractual         0.00%            May 1, 2012     April 30, 2017

Invesco International Allocation Fund
   Class A Shares                      Contractual         2.25%            May 1, 2012     June 30, 2016
   Class B Shares                      Contractual         3.00%            May 1, 2012     June 30, 2016
   Class C Shares                      Contractual         3.00%            May 1, 2012     June 30, 2016
   Class R Shares                      Contractual         2.50%            May 1, 2012     June 30, 2016
   Class R5 Shares                     Contractual         2.00%            May 1, 2012     June 30, 2016
   Class Y Shares                      Contractual         2.00%            May 1, 2012     June 30, 2016

Invesco Mid Cap Core Equity Fund
   Class A Shares                      Contractual         2.00%            July 1, 2009    June 30, 2016
   Class B Shares                      Contractual         2.75%            July 1, 2009    June 30, 2016
   Class C Shares                      Contractual         2.75%            July 1, 2009    June 30, 2016
   Class R Shares                      Contractual         2.25%            July 1, 2009    June 30, 2016
   Class R5 Shares                     Contractual         1.75%            July 1, 2009    June 30, 2016
   Class R6 Shares                     Contractual         1.75%         September 24, 2012 June 30, 2016
   Class Y Shares                      Contractual         1.75%            July 1, 2009    June 30, 2016

Invesco Moderate Allocation Fund
   Class A Shares                      Contractual         1.50%            July 1, 2012    June 30, 2016
   Class B Shares                      Contractual         2.25%            July 1, 2012    June 30, 2016
   Class C Shares                      Contractual         2.25%            July 1, 2012    June 30, 2016
   Class R Shares                      Contractual         1.75%            July 1, 2012    June 30, 2016
   Class R5 Shares                     Contractual         1.25%            July 1, 2012    June 30, 2016
   Class S Shares                      Contractual         1.40%            July 1, 2012    June 30, 2016
   Class Y Shares                      Contractual         1.25%            July 1, 2012    June 30, 2016

Invesco Multi-Asset Inflation Fund
   Class A Shares                      Contractual  1.36% less net AFFE*  October 14, 2014  April 30, 2017
   Class C Shares                      Contractual  2.11% less net AFFE*  October 14, 2014  April 30, 2017
   Class R Shares                      Contractual  1.61% less net AFFE*  October 14, 2014  April 30, 2017
   Class R5 Shares                     Contractual  1.11% less net AFFE*  October 14, 2014  April 30, 2017
   Class R6 Shares                     Contractual  1.11% less net AFFE*  October 14, 2014  April 30, 2017
   Class Y Shares                      Contractual  1.11% less net AFFE*  October 14, 2014  April 30, 2017

Invesco Small Cap Growth Fund
   Class A Shares                      Contractual         2.00%            July 1, 2009    June 30, 2016
   Class B Shares                      Contractual         2.75%            July 1, 2009    June 30, 2016
   Class C Shares                      Contractual         2.75%            July 1, 2009    June 30, 2016
   Class R Shares                      Contractual         2.25%            July 1, 2009    June 30, 2016
   Class R5 Shares                     Contractual         1.75%            July 1, 2009    June 30, 2016
   Class R6 Shares                     Contractual         1.75%         September 24, 2012 June 30, 2016
   Class Y Shares                      Contractual         1.75%            July 1, 2009    June 30, 2016
   Investor Class Shares               Contractual         2.00%            July 1, 2009    June 30, 2016

Invesco U.S. Mortgage Fund
   Class A Shares                      Contractual         1.50%            July 1, 2012    June 30, 2016
   Class B Shares                      Contractual         2.25%            July 1, 2012    June 30, 2016
   Class C Shares                      Contractual         2.25%            July 1, 2012    June 30, 2016
   Class R5 Shares                     Contractual         1.25%            July 1, 2012    June 30, 2016
   Class Y Shares                      Contractual         1.25%            July 1, 2012    June 30, 2016

See page 16 for footnotes to Exhibit A.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                           Contractual    2.25%       July 1, 2009      June 30, 2016
   Class B Shares                           Contractual    3.00%       July 1, 2009      June 30, 2016
   Class C Shares                           Contractual    3.00%       July 1, 2009      June 30, 2016
   Class Y Shares                           Contractual    2.00%       July 1, 2009      June 30, 2016

Invesco European Growth Fund
   Class A Shares                           Contractual    2.25%       July 1, 2009      June 30, 2016
   Class B Shares                           Contractual    3.00%       July 1, 2009      June 30, 2016
   Class C Shares                           Contractual    3.00%       July 1, 2009      June 30, 2016
   Class R Shares                           Contractual    2.50%       July 1, 2009      June 30, 2016
   Class Y Shares                           Contractual    2.00%       July 1, 2009      June 30, 2016
   Investor Class Shares                    Contractual    2.25%       July 1, 2009      June 30, 2016

Invesco Global Growth Fund
   Class A Shares                           Contractual    1.31%     October 1, 2015   February 28, 2017
   Class B Shares                           Contractual    2.06%     October 1, 2015   February 28, 2017
   Class C Shares                           Contractual    2.06%     October 1, 2015   February 28, 2017
   Class R5 Shares                          Contractual    1.06%     October 1, 2015   February 28, 2017
   Class R6 Shares                          Contractual    1.06%     October 1, 2015   February 28, 2017
   Class Y Shares                           Contractual    1.06%     October 1, 2015   February 28, 2017

Invesco Global Opportunities Fund
   Class A Shares                           Contractual    1.36%      August 1, 2012   February 28, 2017
   Class C Shares                           Contractual    2.11%      August 1, 2012   February 28, 2017
   Class R Shares                           Contractual    1.61%      August 1, 2012   February 28, 2017
   Class R5 Shares                          Contractual    1.11%      August 1, 2012   February 28, 2017
   Class R6 Shares                          Contractual    1.11%    September 24, 2012 February 28, 2017
   Class Y Shares                           Contractual    1.11%      August 1, 2012   February 28, 2017

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                           Contractual    2.25%       July 1, 2009      June 30, 2016
   Class B Shares                           Contractual    3.00%       July 1, 2009      June 30, 2016
   Class C Shares                           Contractual    3.00%       July 1, 2009      June 30, 2016
   Class R5 Shares                          Contractual    2.00%       July 1, 2009      June 30, 2016
   Class Y Shares                           Contractual    2.00%       July 1, 2009      June 30, 2016

Invesco International Companies Fund
   Class A Shares                           Contractual    1.33%    December 21, 2015  February 28, 2017
   Class C Shares                           Contractual    2.08%    December 21, 2015  February 28, 2017
   Class R Shares                           Contractual    1.58%    December 21, 2015  February 28, 2017
   Class R5 Shares                          Contractual    1.08%    December 21, 2015  February 28, 2017
   Class R6 Shares                          Contractual    1.08%    December 21, 2015  February 28, 2017
   Class Y Shares                           Contractual    1.08%    December 21, 2015  February 28, 2017

Invesco International Core Equity Fund
   Class A Shares                           Contractual    1.33%      April 1, 2016     March 31, 2017
   Class B Shares                           Contractual    2.08%      April 1, 2016     March 31, 2017
   Class C Shares                           Contractual    2.08%      April 1, 2016     March 31, 2017
   Class R Shares                           Contractual    1.58%      April 1, 2016     March 31, 2017
   Class R5 Shares                          Contractual    1.08%      April 1, 2016     March 31, 2017
   Class R6 Shares                          Contractual    1.08%      April 1, 2016     March 31, 2017
   Class Y Shares                           Contractual    1.08%      April 1, 2016     March 31, 2017
   Investor Class Shares                    Contractual    1.33%      April 1, 2016     March 31, 2017

See page 16 for footnotes to Exhibit A.

                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                 VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                ------------ ---------- ------------------ -----------------
Invesco International Growth Fund
   Class A Shares                   Contractual    2.25%       July 1, 2013      June 30, 2016
   Class B Shares                   Contractual    3.00%       July 1, 2013      June 30, 2016
   Class C Shares                   Contractual    3.00%       July 1, 2013      June 30, 2016
   Class R Shares                   Contractual    2.50%       July 1, 2013      June 30, 2016
   Class R5 Shares                  Contractual    2.00%       July 1, 2013      June 30, 2016
   Class R6 Shares                  Contractual    2.00%       July 1, 2013      June 30, 2016
   Class Y Shares                   Contractual    2.00%       July 1, 2013      June 30, 2016

Invesco Select Opportunities Fund
   Class A Shares                   Contractual    1.51%      August 1, 2012   February 28, 2017
   Class C Shares                   Contractual    2.26%      August 1, 2012   February 28, 2017
   Class R Shares                   Contractual    1.76%      August 1, 2012   February 28, 2017
   Class R5 Shares                  Contractual    1.26%      August 1, 2012   February 28, 2017
   Class R6 Shares                  Contractual    1.26%    September 24, 2012 February 28, 2017
   Class Y Shares                   Contractual    1.26%      August 1, 2012   February 28, 2017

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                 VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                ------------ ---------- ------------------ -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                   Contractual    1.62%    December 17, 2013  February 28, 2017
   Class C Shares                   Contractual    2.37%    December 17, 2013  February 28, 2017
   Class R Shares                   Contractual    1.87%    December 17, 2013  February 28, 2017
   Class R5 Shares                  Contractual    1.37%    December 17, 2013  February 28, 2017
   Class R6 Shares                  Contractual    1.37%    December 17, 2013  February 28, 2017
   Class Y Shares                   Contractual    1.37%    December 17, 2013  February 28, 2017

Invesco Balanced-Risk Allocation
  Fund/3/
   Class A Shares                   Contractual    2.00%       July 1, 2012      June 30, 2016
   Class B Shares                   Contractual    2.75%       July 1, 2012      June 30, 2016
   Class C Shares                   Contractual    2.75%       July 1, 2012      June 30, 2016
   Class R Shares                   Contractual    2.25%       July 1, 2012      June 30, 2016
   Class R5 Shares                  Contractual    1.75%       July 1, 2012      June 30, 2016
   Class R6 Shares                  Contractual    1.75%    September 24, 2012   June 30, 2016
   Class Y Shares                   Contractual    1.75%       July 1, 2012      June 30, 2016

Invesco Balanced-Risk Commodity
  Strategy Fund/4/
   Class A Shares                   Contractual    2.00%       July 1, 2014      June 30, 2016
   Class B Shares                   Contractual    2.75%       July 1, 2014      June 30, 2016
   Class C Shares                   Contractual    2.75%       July 1, 2014      June 30, 2016
   Class R Shares                   Contractual    2.25%       July 1, 2014      June 30, 2016
   Class R5 Shares                  Contractual    1.75%       July 1, 2014      June 30, 2016
   Class R6 Shares                  Contractual    1.75%       July 1, 2014      June 30, 2016
   Class Y Shares                   Contractual    1.75%       July 1, 2014      June 30, 2016

Invesco Developing Markets Fund
   Class A Shares                   Contractual    2.25%       July 1, 2012      June 30, 2016
   Class B Shares                   Contractual    3.00%       July 1, 2012      June 30, 2016
   Class C Shares                   Contractual    3.00%       July 1, 2012      June 30, 2016
   Class R5 Shares                  Contractual    2.00%       July 1, 2012      June 30, 2016
   Class R6 Shares                  Contractual    2.00%    September 24, 2012   June 30, 2016
   Class Y Shares                   Contractual    2.00%       July 1, 2012      June 30, 2016

See page 16 for footnotes to Exhibit A.

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco Emerging Markets Equity Fund
   Class A Shares                                 Contractual    1.54%      April 1, 2016     March 31, 2017
   Class C Shares                                 Contractual    2.29%      April 1, 2016     March 31, 2017
   Class R Shares                                 Contractual    1.79%      April 1, 2016     March 31, 2017
   Class R5 Shares                                Contractual    1.29%      April 1, 2016     March 31, 2017
   Class R6 Shares                                Contractual    1.29%      April 1, 2016     March 31, 2017
   Class Y Shares                                 Contractual    1.29%      April 1, 2016     March 31, 2017

Invesco Emerging Market Local Currency Debt Fund
   Class A Shares                                 Contractual    1.24%      June 14, 2010    February 28, 2017
   Class B Shares                                 Contractual    1.99%      June 14, 2010    February 28, 2017
   Class C Shares                                 Contractual    1.99%      June 14, 2010    February 28, 2017
   Class R Shares                                 Contractual    1.49%      June 14, 2010    February 28, 2017
   Class Y Shares                                 Contractual    0.99%      June 14, 2010    February 28, 2017
   Class R5 Shares                                Contractual    0.99%      June 14, 2010    February 28, 2017
   Class R6 Shares                                Contractual    0.99%    September 24, 2012 February 28, 2017

Invesco Endeavor Fund
   Class A Shares                                 Contractual    2.00%       July 1, 2009      June 30, 2016
   Class B Shares                                 Contractual    2.75%       July 1, 2009      June 30, 2016
   Class C Shares                                 Contractual    2.75%       July 1, 2009      June 30, 2016
   Class R Shares                                 Contractual    2.25%       July 1, 2009      June 30, 2016
   Class R5 Shares                                Contractual    1.75%       July 1, 2009      June 30, 2016
   Class R6 Shares                                Contractual    1.75%    September 24, 2012   June 30, 2016
   Class Y Shares                                 Contractual    1.75%       July 1, 2009      June 30, 2016

Invesco Global Health Care Fund
   Class A Shares                                 Contractual    2.00%       July 1, 2012      June 30, 2016
   Class B Shares                                 Contractual    2.75%       July 1, 2012      June 30, 2016
   Class C Shares                                 Contractual    2.75%       July 1, 2012      June 30, 2016
   Class Y Shares                                 Contractual    1.75%       July 1, 2012      June 30, 2016
   Investor Class Shares                          Contractual    2.00%       July 1, 2012      June 30, 2016

Invesco Global Infrastructure Fund
   Class A Shares                                 Contractual    1.40%       May 2, 2014     February 28, 2017
   Class C Shares                                 Contractual    2.15%       May 2, 2014     February 28, 2017
   Class R Shares                                 Contractual    1.65%       May 2, 2014     February 28, 2017
   Class Y Shares                                 Contractual    1.15%       May 2, 2014     February 28, 2017
   Class R5 Shares                                Contractual    1.15%       May 2, 2014     February 28, 2017
   Class R6 Shares                                Contractual    1.15%       May 2, 2014     February 28, 2017

Invesco Global Markets Strategy Fund/5/
   Class A Shares                                 Contractual    1.65%      March 1, 2016    February 28, 2017
   Class C Shares                                 Contractual    2.40%      March 1, 2016    February 28, 2017
   Class R Shares                                 Contractual    1.90%      March 1, 2016    February 28, 2017
   Class R5 Shares                                Contractual    1.40%      March 1, 2016    February 28, 2017
   Class R6 Shares                                Contractual    1.40%      March 1, 2016    February 28, 2017
   Class Y Shares                                 Contractual    1.40%      March 1, 2016    February 28, 2017

Invesco Global Market Neutral Fund
   Class A Shares                                 Contractual    1.62%    December 17, 2013  February 28, 2017
   Class C Shares                                 Contractual    2.37%    December 17, 2013  February 28, 2017
   Class R Shares                                 Contractual    1.87%    December 17, 2013  February 28, 2017
   Class R5 Shares                                Contractual    1.37%    December 17, 2013  February 28, 2017
   Class R6 Shares                                Contractual    1.37%    December 17, 2013  February 28, 2017
   Class Y Shares                                 Contractual    1.37%    December 17, 2013  February 28, 2017

See page 16 for footnotes to Exhibit A.

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ -----------------
Invesco Global Targeted Returns Fund6
   Class A Shares                             Contractual    1.65%      March 1, 2016    February 28, 2017
   Class C Shares                             Contractual    2.40%      March 1, 2016    February 28, 2017
   Class R Shares                             Contractual    1.90%      March 1, 2016    February 28, 2017
   Class R5 Shares                            Contractual    1.40%      March 1, 2016    February 28, 2017
   Class R6 Shares                            Contractual    1.40%      March 1, 2016    February 28, 2017
   Class Y Shares                             Contractual    1.40%      March 1, 2016    February 28, 2017

Invesco Greater China Fund
   Class A Shares                             Contractual    2.25%       July 1, 2009      June 30, 2016
   Class B Shares                             Contractual    3.00%       July 1, 2009      June 30, 2016
   Class C Shares                             Contractual    3.00%       July 1, 2009      June 30, 2016
   Class R5 Shares                            Contractual    2.00%       July 1, 2009      June 30, 2016
   Class Y Shares                             Contractual    2.00%       July 1, 2009      June 30, 2016

Invesco International Total Return Fund
   Class A Shares                             Contractual    1.10%      March 31, 2006   February 28, 2017
   Class B Shares                             Contractual    1.85%      March 31, 2006   February 28, 2017
   Class C Shares                             Contractual    1.85%      March 31, 2006   February 28, 2017
   Class R5 Shares                            Contractual    0.85%     October 3, 2008   February 28, 2017
   Class R6 Shares                            Contractual    0.85%    September 24, 2012 February 28, 2017
   Class Y Shares                             Contractual    0.85%      March 31, 2006   February 28, 2017

Invesco Long/Short Equity Fund
   Class A Shares                             Contractual    1.87%    December 17, 2013  February 28, 2017
   Class C Shares                             Contractual    2.62%    December 17, 2013  February 28, 2017
   Class R Shares                             Contractual    2.12%    December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual    1.62%    December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual    1.62%    December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual    1.62%    December 17, 2013  February 28, 2017

Invesco Low Volatility Emerging Markets Fund
   Class A Shares                             Contractual    1.72%    December 17, 2013  February 28, 2017
   Class C Shares                             Contractual    2.47%    December 17, 2013  February 28, 2017
   Class R Shares                             Contractual    1.97%    December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual    1.47%    December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual    1.47%    December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual    1.47%    December 17, 2013  February 28, 2017

Invesco MLP Fund
   Class A Shares                             Contractual    1.50%     August 29, 2014   February 28, 2017
   Class C Shares                             Contractual    2.25%     August 29, 2014   February 28, 2017
   Class R Shares                             Contractual    1.75%     August 29, 2014   February 28, 2017
   Class R5 Shares                            Contractual    1.25%     August 29, 2014   February 28, 2017
   Class R6 Shares                            Contractual    1.25%     August 29, 2014   February 28, 2017
   Class Y Shares                             Contractual    1.25%     August 29, 2014   February 28, 2017

Invesco Macro International Equity Fund
   Class A Shares                             Contractual    1.43%    December 17, 2013  February 28, 2017
   Class C Shares                             Contractual    2.18%    December 17, 2013  February 28, 2017
   Class R Shares                             Contractual    1.68%    December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual    1.18%    December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual    1.18%    December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual    1.18%    December 17, 2013  February 28, 2017

Invesco Macro Long/Short Fund
   Class A Shares                             Contractual    1.87%    December 17, 2013  February 28, 2017
   Class C Shares                             Contractual    2.62%    December 17, 2013  February 28, 2017
   Class R Shares                             Contractual    2.12%    December 17, 2013  February 28, 2017
   Class R5 Shares                            Contractual    1.62%    December 17, 2013  February 28, 2017
   Class R6 Shares                            Contractual    1.62%    December 17, 2013  February 28, 2017
   Class Y Shares                             Contractual    1.62%    December 17, 2013  February 28, 2017

See page 16 for footnotes to Exhibit A.

                                         CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                     ------------ -------------------- ----------------- -----------------
Invesco Pacific Growth Fund
   Class A Shares                        Contractual         2.25%           July 1, 2012      June 30, 2016
   Class B Shares                        Contractual         3.00%           July 1, 2012      June 30, 2016
   Class C Shares                        Contractual         3.00%           July 1, 2012      June 30, 2016
   Class R Shares                        Contractual         2.50%           July 1, 2012      June 30, 2016
   Class R5 Shares                       Contractual         2.00%           July 1, 2012      June 30, 2016
   Class Y Shares                        Contractual         2.00%           July 1, 2012      June 30, 2016

Invesco Premium Income Fund
   Class A Shares                        Contractual         1.05%          March 1, 2015    February 28, 2017
   Class C Shares                        Contractual         1.80%          March 1, 2015    February 28, 2017
   Class R Shares                        Contractual         1.30%          March 1, 2015    February 28, 2017
   Class R5 Shares                       Contractual         0.80%          March 1, 2015    February 28, 2017
   Class R6 Shares                       Contractual         0.80%          March 1, 2015    February 28, 2017
   Class Y Shares                        Contractual         0.80%          March 1, 2015    February 28, 2017

Invesco Select Companies Fund
   Class A Shares                        Contractual         2.00%           July 1, 2009      June 30, 2016
   Class B Shares                        Contractual         2.75%           July 1, 2009      June 30, 2016
   Class C Shares                        Contractual         2.75%           July 1, 2009      June 30, 2016
   Class R Shares                        Contractual         2.25%           July 1, 2009      June 30, 2016
   Class R5 Shares                       Contractual         1.75%           July 1, 2009      June 30, 2016
   Class Y Shares                        Contractual         1.75%           July 1, 2009      June 30, 2016

Invesco Strategic Income Fund
   Class A Shares                        Contractual  0.85% less net AFFE*   May 2, 2014     February 28, 2017
   Class C Shares                        Contractual  1.60% less net AFFE*   May 2, 2014     February 28, 2017
   Class R Shares                        Contractual  1.10% less net AFFE*   May 2, 2014     February 28, 2017
   Class Y Shares                        Contractual  0.60% less net AFFE*   May 2, 2014     February 28, 2017
   Class R5 Shares                       Contractual  0.60% less net AFFE*   May 2, 2014     February 28, 2017
   Class R6 Shares                       Contractual  0.60% less net AFFE*   May 2, 2014     February 28, 2017

Invesco Unconstrained Bond Fund
   Class A Shares                        Contractual  1.04% less net AFFE* October 14, 2014  February 28, 2017
   Class C Shares                        Contractual  1.79% less net AFFE* October 14, 2014  February 28, 2017
   Class R Shares                        Contractual  1.29% less net AFFE* October 14, 2014  February 28, 2017
   Class Y Shares                        Contractual  0.79% less net AFFE* October 14, 2014  February 28, 2017
   Class R5 Shares                       Contractual  0.79% less net AFFE* October 14, 2014  February 28, 2017
   Class R6 Shares                       Contractual  0.79% less net AFFE* October 14, 2014  February 28, 2017

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                 VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                ------------ ---------- ------------------ -------------

Invesco Corporate Bond Fund
   Class A Shares                   Contractual    1.50%       July 1, 2012    June 30, 2016
   Class B Shares                   Contractual    2.25%       July 1, 2012    June 30, 2016
   Class C Shares                   Contractual    2.25%       July 1, 2012    June 30, 2016
   Class R Shares                   Contractual    1.75%       July 1, 2012    June 30, 2016
   Class R5 Shares                  Contractual    1.25%       July 1, 2012    June 30, 2016
   Class R6 Shares                  Contractual    1.25%    September 24, 2012 June 30, 2016
   Class Y Shares                   Contractual    1.25%       July 1, 2012    June 30, 2016

Invesco Global Real Estate Fund
   Class A Shares                   Contractual    2.00%       July 1, 2009    June 30, 2016
   Class B Shares                   Contractual    2.75%       July 1, 2009    June 30, 2016
   Class C Shares                   Contractual    2.75%       July 1, 2009    June 30, 2016
   Class R Shares                   Contractual    2.25%       July 1, 2009    June 30, 2016
   Class R5 Shares                  Contractual    1.75%       July 1, 2009    June 30, 2016
   Class R6 Shares                  Contractual    1.75%    September 24, 2012 June 30, 2016
   Class Y Shares                   Contractual    1.75%       July 1, 2009    June 30, 2016

See page 16 for footnotes to Exhibit A.

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                                 ------------ ---------- ------------------ -----------------
Invesco High Yield Fund
   Class A Shares                                    Contractual    1.50%       July 1, 2013      June 30, 2016
   Class B Shares                                    Contractual    2.25%       July 1, 2013      June 30, 2016
   Class C Shares                                    Contractual    2.25%       July 1, 2013      June 30, 2016
   Class R5 Shares                                   Contractual    1.25%       July 1, 2013      June 30, 2016
   Class R6 Shares                                   Contractual    1.25%       July 1, 2013      June 30, 2016
   Class Y Shares                                    Contractual    1.25%       July 1, 2013      June 30, 2016
   Investor Class Shares                             Contractual    1.50%       July 1, 2013      June 30, 2016

Invesco Short Duration Inflation Protected Fund
   Class A Shares                                    Contractual    0.55%    December 31, 2015  December 31, 2016
   Class A2 Shares                                   Contractual    0.45%    December 31, 2015  December 31, 2016
   Class R5 Shares                                   Contractual    0.30%    December 31, 2015  December 31, 2016
   Class R6 Shares                                   Contractual    0.30%    December 31, 2015  December 31, 2016
   Class Y Shares                                    Contractual    0.30%    December 31, 2015  December 31, 2016

Invesco Real Estate Fund
   Class A Shares                                    Contractual    2.00%       July 1, 2012      June 30, 2016
   Class B Shares                                    Contractual    2.75%       July 1, 2012      June 30, 2016
   Class C Shares                                    Contractual    2.75%       July 1, 2012      June 30, 2016
   Class R Shares                                    Contractual    2.25%       July 1, 2012      June 30, 2016
   Class R5 Shares                                   Contractual    1.75%       July 1, 2012      June 30, 2016
   Class R6 Shares                                   Contractual    1.75%    September 24, 2012   June 30, 2016
   Class Y Shares                                    Contractual    1.75%       July 1, 2012      June 30, 2016
   Investor Class Shares                             Contractual    2.00%       July 1, 2012      June 30, 2016

Invesco Short Term Bond Fund
   Class A Shares                                    Contractual    1.40%       July 1, 2013      June 30, 2016
   Class C Shares                                    Contractual   1.75%/2/     July 1, 2013      June 30, 2016
   Class R Shares                                    Contractual    1.75%       July 1, 2013      June 30, 2016
   Class R5 Shares                                   Contractual    1.25%       July 1, 2013      June 30, 2016
   Class R6 Shares                                   Contractual    1.25%       July 1, 2013      June 30, 2016
   Class Y Shares                                    Contractual    1.25%       July 1, 2013      June 30, 2016

Invesco U.S. Government Fund
   Class A Shares                                    Contractual    1.50%       July 1, 2012      June 30, 2016
   Class B Shares                                    Contractual    2.25%       July 1, 2012      June 30, 2016
   Class C Shares                                    Contractual    2.25%       July 1, 2012      June 30, 2016
   Class R Shares                                    Contractual    1.75%       July 1, 2012      June 30, 2016
   Class R5 Shares                                   Contractual    1.25%       July 1, 2012      June 30, 2016
   Class Y Shares                                    Contractual    1.25%       July 1, 2012      June 30, 2016
   Investor Class Shares                             Contractual    1.50%       July 1, 2012      June 30, 2016

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                  VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                 ------------ ---------- ------------------ -------------
Invesco American Value Fund
   Class A Shares                                    Contractual    2.00%       July 1, 2013    June 30, 2016
   Class B Shares                                    Contractual    2.75%       July 1, 2013    June 30, 2016
   Class C Shares                                    Contractual    2.75%       July 1, 2013    June 30, 2016
   Class R Shares                                    Contractual    2.25%       July 1, 2013    June 30, 2016
   Class R5 Shares                                   Contractual    1.75%       July 1, 2013    June 30, 2016
   Class R6 Shares                                   Contractual    1.75%       July 1, 2013    June 30, 2016
   Class Y Shares                                    Contractual    1.75%       July 1, 2013    June 30, 2016

Invesco Comstock Fund
   Class A Shares                                    Contractual    2.00%       July 1, 2012    June 30, 2016
   Class B Shares                                    Contractual    2.75%       July 1, 2012    June 30, 2016
   Class C Shares                                    Contractual    2.75%       July 1, 2012    June 30, 2016
   Class R Shares                                    Contractual    2.25%       July 1, 2012    June 30, 2016
   Class R5 Shares                                   Contractual    1.75%       July 1, 2012    June 30, 2016
   Class R6 Shares                                   Contractual    1.75%    September 24, 2012 June 30, 2016
   Class Y Shares                                    Contractual    1.75%       July 1, 2012    June 30, 2016

See page 16 for footnotes to Exhibit A.

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                 ------------ ---------- ----------------- ---------------
Invesco Energy Fund
   Class A Shares                    Contractual    2.00%      July 1, 2009     June 30, 2016
   Class B Shares                    Contractual    2.75%      July 1, 2009     June 30, 2016
   Class C Shares                    Contractual    2.75%      July 1, 2009     June 30, 2016
   Class R5 Shares                   Contractual    1.75%      July 1, 2009     June 30, 2016
   Class Y Shares                    Contractual    1.75%      July 1, 2009     June 30, 2016
   Investor Class Shares             Contractual    2.00%      July 1, 2009     June 30, 2016

Invesco Dividend Income Fund
   Class A Shares                    Contractual    1.14%    September 1, 2014 August 31, 2016
   Class B Shares                    Contractual    1.89%    September 1, 2014 August 31, 2016
   Class C Shares                    Contractual    1.89%    September 1, 2014 August 31, 2016
   Class R5 Shares                   Contractual    0.89%    September 1, 2014 August 31, 2016
   Class R6 Shares                   Contractual    0.89%    September 1, 2014 August 31, 2016
   Class Y Shares                    Contractual    0.89%    September 1, 2014 August 31, 2016
   Investor Class Shares             Contractual    1.14%    September 1, 2014 August 31, 2016

Invesco Gold & Precious Metals Fund
   Class A Shares                    Contractual    2.00%      July 1, 2009     June 30, 2016
   Class B Shares                    Contractual    2.75%      July 1, 2009     June 30, 2016
   Class C Shares                    Contractual    2.75%      July 1, 2009     June 30, 2016
   Class Y Shares                    Contractual    1.75%      July 1, 2009     June 30, 2016
   Investor Class Shares             Contractual    2.00%      July 1, 2009     June 30, 2016

Invesco Mid Cap Growth Fund
   Class A Shares                    Contractual    2.00%     August 1, 2015    June 30, 2016
   Class B Shares                    Contractual    2.75%     August 1, 2015    June 30, 2016
   Class C Shares                    Contractual    2.75%     August 1, 2015    June 30, 2016
   Class R Shares                    Contractual    2.25%     August 1, 2015    June 30, 2016
   Class R5 Shares                   Contractual    1.75%     August 1, 2015    June 30, 2016
   Class R6 Shares                   Contractual    1.75%     August 1, 2015    June 30, 2016
   Class Y Shares                    Contractual    1.75%     August 1, 2015    June 30, 2016

Invesco Small Cap Value Fund
   Class A Shares                    Contractual    2.00%      July 1, 2012     June 30, 2016
   Class B Shares                    Contractual    2.75%      July 1, 2012     June 30, 2016
   Class C Shares                    Contractual    2.75%      July 1, 2012     June 30, 2016
   Class Y Shares                    Contractual    1.75%      July 1, 2012     June 30, 2016

Invesco Technology Fund
   Class A Shares                    Contractual    2.00%      July 1, 2012     June 30, 2016
   Class B Shares                    Contractual    2.75%      July 1, 2012     June 30, 2016
   Class C Shares                    Contractual    2.75%      July 1, 2012     June 30, 2016
   Class R5 Shares                   Contractual    1.75%      July 1, 2012     June 30, 2016
   Class Y Shares                    Contractual    1.75%      July 1, 2012     June 30, 2016
   Investor Class Shares             Contractual    2.00%      July 1, 2012     June 30, 2016

Invesco Technology Sector Fund
   Class A Shares                    Contractual    2.00%    February 12, 2010  June 30, 2016
   Class B Shares                    Contractual    2.75%    February 12, 2010  June 30, 2016
   Class C Shares                    Contractual    2.75%    February 12, 2010  June 30, 2016
   Class Y Shares                    Contractual    1.75%    February 12, 2010  June 30, 2016

Invesco Value Opportunities Fund
   Class A Shares                    Contractual    2.00%      July 1, 2012     June 30, 2016
   Class B Shares                    Contractual    2.75%      July 1, 2012     June 30, 2016
   Class C Shares                    Contractual    2.75%      July 1, 2012     June 30, 2016
   Class R Shares                    Contractual    2.25%      July 1, 2012     June 30, 2016
   Class R5 Shares                   Contractual    1.75%      July 1, 2012     June 30, 2016
   Class Y Shares                    Contractual    1.75%      July 1, 2012     June 30, 2016

See page 16 for footnotes to Exhibit A.

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                     Contractual/  Expense   Effective Date of  Expiration
Fund                                  Voluntary   Limitation   Current Limit       Date
----                                 ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares                    Contractual    1.50%      July 1, 2012    June 30, 2016
   Class B Shares                    Contractual    2.25%      July 1, 2012    June 30, 2016
   Class C Shares                    Contractual    2.25%      July 1, 2012    June 30, 2016
   Class R5 Shares                   Contractual    1.25%      July 1, 2012    June 30, 2016
   Class Y Shares                    Contractual    1.25%      July 1, 2012    June 30, 2016

Invesco Intermediate Term Municipal
Income Fund
   Class A Shares                    Contractual    0.80%      July 1, 2013    June 30, 2016
   Class B Shares                    Contractual    1.55%      July 1, 2013    June 30, 2016
   Class C Shares                    Contractual    1.55%      July 1, 2013    June 30, 2016
   Class Y Shares                    Contractual    0.55%      July 1, 2013    June 30, 2016

Invesco Municipal Income Fund
   Class A Shares                    Contractual    1.50%      July 1, 2013    June 30, 2016
   Class B Shares                    Contractual    2.25%      July 1, 2013    June 30, 2016
   Class C Shares                    Contractual    2.25%      July 1, 2013    June 30, 2016
   Class Y Shares                    Contractual    1.25%      July 1, 2013    June 30, 2016
   Investor Class                    Contractual    1.50%      July 15, 2013   June 30, 2016

Invesco New York Tax Free Income
Fund
   Class A Shares                    Contractual    1.50%      July 1, 2012    June 30, 2016
   Class B Shares                    Contractual    2.25%      July 1, 2012    June 30, 2016
   Class C Shares                    Contractual    2.25%      July 1, 2012    June 30, 2016
   Class Y Shares                    Contractual    1.25%      July 1, 2012    June 30, 2016

Invesco Limited Term Municiipal
Income Fund
   Class A Shares                    Contractual    1.50%      July 1, 2012    June 30, 2016
   Class A2 Shares                   Contractual    1.25%      July 1, 2012    June 30, 2016
   Class C Shares                    Contractual    2.25%      June 30, 2013   June 30, 2016
   Class R5 Shares                   Contractual    1.25%      July 1, 2012    June 30, 2016
   Class Y Shares                    Contractual    1.25%      July 1, 2012    June 30, 2016

                           INVESCO MANAGEMENT TRUST

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                     ------------ ---------- ----------------- -----------------
Invesco Conservative Income Fund
   Institutional Class                   Contractual    0.28%      July 1, 2014    December 31, 2016

                           INVESCO SECURITIES TRUST

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                     ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive         Contractual    1.15%    January 16, 2013  February 28, 2017
Allocation Fund

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(f) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                ------------ ---------- ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class            Contractual   0.22%/2/    July 1, 2009    December 31, 2016
   Corporate Class                  Contractual    0.17%      July 1, 2009    December 31, 2016
   Institutional Class              Contractual    0.14%      July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual   0.69%/2/    July 1, 2009    December 31, 2016
   Private Investment Class         Contractual   0.44%/2/    July 1, 2009    December 31, 2016
   Reserve Class                    Contractual   1.01%/2/    July 1, 2009    December 31, 2016
   Resource Class                   Contractual   0.30%/2/    July 1, 2009    December 31, 2016

Government TaxAdvantage
Portfolio
   Cash Management Class            Contractual   0.22%/2/    July 1, 2009    December 31, 2016
   Corporate Class                  Contractual    0.17%      July 1, 2009    December 31, 2016
   Institutional Class              Contractual    0.14%      July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual   0.69%/2/    July 1, 2009    December 31, 2016
   Private Investment Class         Contractual   0.39%/2/    July 1, 2009    December 31, 2016
   Reserve Class                    Contractual   1.01%/2/    July 1, 2009    December 31, 2016
   Resource Class                   Contractual   0.30%/2/    July 1, 2009    December 31, 2016

Liquid Assets Portfolio
   Cash Management Class            Contractual   0.22%/2/    July 1, 2009    December 31, 2016
   Corporate Class                  Contractual    0.17%      July 1, 2009    December 31, 2016
   Institutional Class              Contractual    0.14%      July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual   0.69%/2/    July 1, 2009    December 31, 2016
   Private Investment Class         Contractual   0.44%/2/    July 1, 2009    December 31, 2016
   Reserve Class                    Contractual   1.01%/2/    July 1, 2009    December 31, 2016
   Resource Class                   Contractual    0.34%      July 1, 2009    December 31, 2016

STIC Prime Portfolio
   Cash Management Class            Contractual   0.22%/2/    July 1, 2009    December 31, 2016
   Corporate Class                  Contractual    0.17%      July 1, 2009    December 31, 2016
   Institutional Class              Contractual    0.14%      July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual   0.69%/2/    July 1, 2009    December 31, 2016
   Private Investment Class         Contractual   0.44%/2/    July 1, 2009    December 31, 2016
   Reserve Class                    Contractual   1.01%/2/    July 1, 2009    December 31, 2016
   Resource Class                   Contractual   0.30%/2/    July 1, 2009    December 31, 2016

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class            Contractual   0.33%/2/    July 1, 2009    December 31, 2016
   Corporate Class                  Contractual    0.28%      July 1, 2009    December 31, 2016
   Institutional Class              Contractual    0.25%      July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual   0.80%/2/    July 1, 2009    December 31, 2016
   Private Investment Class         Contractual   0.50%/2/    July 1, 2009    December 31, 2016
   Reserve Class                    Contractual   1.12%/2/    July 1, 2009    December 31, 2016
   Resource Class                   Contractual   0.41%/2/    July 1, 2009    December 31, 2016

Treasury Portfolio
   Cash Management Class            Contractual   0.22%/2/    July 1, 2009    December 31, 2016
   Corporate Class                  Contractual    0.17%      July 1, 2009    December 31, 2016
   Institutional Class              Contractual    0.14%      July 1, 2009    December 31, 2016
   Personal Investment Class        Contractual   0.69%/2/    July 1, 2009    December 31, 2016
   Private Investment Class         Contractual   0.44%/2/    July 1, 2009    December 31, 2016
   Reserve Class                    Contractual   1.01%/2/    July 1, 2009    December 31, 2016
   Resource Class                   Contractual   0.30%/2/    July 1, 2009    December 31, 2016

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                               CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF   EXPIRATION
FUND                                            VOLUNTARY        LIMITATION        CURRENT LIMIT        DATE
----                                           ------------ -------------------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                             Contractual         2.00%           July 1, 2014    June 30, 2016
   Series II Shares                            Contractual         2.25%           July 1, 2014    June 30, 2016

Invesco V.I. American Value Fund
   Series I Shares                             Contractual         2.00%           July 1, 2012    June 30, 2016
   Series II Shares                            Contractual         2.25%           July 1, 2012    June 30, 2016

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                             Contractual  0.80% less net AFFE*   May 1, 2014     April 30, 2017
   Series II Shares                            Contractual  1.05% less net AFFE*   May 1, 2014     April 30, 2017

Invesco V.I. Comstock Fund
   Series I Shares                             Contractual         0.78%           May 1, 2013     April 30, 2017
   Series II Shares                            Contractual         1.03%           May 1, 2013     April 30, 2017

Invesco V.I. Core Equity Fund
   Series I Shares                             Contractual         2.00%           May 1, 2013     June 30, 2016
   Series II Shares                            Contractual         2.25%           May 1, 2013     June 30, 2016

Invesco V.I. Core Plus Bond Fund
   Series I Shares                             Contractual         0.61%          April 30, 2015   April 30, 2017
   Series II Shares                            Contractual         0.86%          April 30, 2015   April 30, 2017

Invesco V.I. Diversified Dividend Fund
   Series I Shares                             Contractual         2.00%           May 1, 2013     June 30, 2016
   Series II Shares                            Contractual         2.25%           May 1, 2013     June 30, 2016

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                             Contractual         2.00%           July 1, 2012    June 30, 2016
   Series II Shares                            Contractual         2.25%           July 1, 2012    June 30, 2016

Invesco V.I. Equity and Income Fund
   Series I Shares                             Contractual         1.50%           July 1, 2012    June 30, 2016
   Series II Shares                            Contractual         1.75%           July 1, 2012    June 30, 2016

Invesco V.I. Global Core Equity Fund
   Series I Shares                             Contractual         2.25%           July 1, 2012    June 30, 2016
   Series II Shares                            Contractual         2.50%           July 1, 2012    June 30, 2016

Invesco V.I. Global Health Care Fund
   Series I Shares                             Contractual         2.00%           May 1, 2013     June 30, 2016
   Series II Shares                            Contractual         2.25%           May 1, 2013     June 30, 2016

Invesco V.I. Global Real Estate Fund
   Series I Shares                             Contractual         2.00%           May 1, 2013     June 30, 2016
   Series II Shares                            Contractual         2.25%           May 1, 2013     June 30, 2016

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                       ------------ ---------- ----------------- --------------
Invesco V.I. Government Money Market Fund
   Series I Shares                         Contractual    1.50%      May 1, 2013     June 30, 2016
   Series II Shares                        Contractual    1.75%      May 1, 2013     June 30, 2016

Invesco V.I. Government Securities Fund
   Series I Shares                         Contractual    1.50%      May 1, 2013     June 30, 2016
   Series II Shares                        Contractual    1.75%      May 1, 2013     June 30, 2016

Invesco V.I. Growth and Income Fund
   Series I Shares                         Contractual    0.78%      May 1, 2013     April 30, 2017
   Series II Shares                        Contractual    1.03%      May 1, 2013     April 30, 2017

Invesco V.I. High Yield Fund
   Series I Shares                         Contractual    1.50%      May 1, 2014     June 30, 2016
   Series II Shares                        Contractual    1.75%      May 1, 2014     June 30, 2016

Invesco V.I. International Growth Fund
   Series I Shares                         Contractual    2.25%      July 1, 2012    June 30, 2016
   Series II Shares                        Contractual    2.50%      July 1, 2012    June 30, 2016

Invesco V.I. Managed Volatility Fund
   Series I Shares                         Contractual    2.00%      May 1, 2015     June 30, 2016
   Series II Shares                        Contractual    2.25%      May 1, 2015     June 30, 2016

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                         Contractual    2.00%      May 1, 2013     June 30, 2016
   Series II Shares                        Contractual    2.25%      May 1, 2013     June 30, 2016

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                         Contractual    2.00%      July 1, 2014    June 30, 2016
   Series II Shares                        Contractual    2.25%      July 1, 2014    June 30, 2016

Invesco V.I. S&P 500 Index Fund
   Series I Shares                         Contractual    2.00%      July 1, 2012    June 30, 2016
   Series II Shares                        Contractual    2.25%      July 1, 2012    June 30, 2016

Invesco V.I. Small Cap Equity Fund
   Series I Shares                         Contractual    2.00%      May 1, 2013     June 30, 2016
   Series II Shares                        Contractual    2.25%      May 1, 2013     June 30, 2016

Invesco V.I. Technology Fund
   Series I Shares                         Contractual    2.00%      May 1, 2013     June 30, 2016
   Series II Shares                        Contractual    2.25%      May 1, 2013     June 30, 2016

Invesco V.I. Value Opportunities Fund
   Series I Shares                         Contractual    2.00%      May 1, 2013     June 30, 2016
   Series II Shares                        Contractual    2.25%      May 1, 2013     June 30, 2016

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(f) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                        EXHIBIT "D" - CLOSED-END FUNDS

                INVESCO CALIFORNIA VALUE MUNICIPAL INCOME TRUST

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT    END DATE
----                                               ------------ ---------- ----------------- ----------
Invesco California Value Municipal Income Trust     Voluntary     0.73%      July 1, 2015       N/A

                      INVESCO MUNICIPAL OPPORTUNITY TRUST

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT    END DATE
----                                               ------------ ---------- ----------------- ----------
Invesco Municipal Opportunity Trust                 Voluntary     0.89%    November 1, 2014     N/A

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT    END DATE
----                                               ------------ ---------- ----------------- ----------
Invesco Quality Municipal Income Trust              Voluntary     0.50%    October 15, 2012     N/A

            INVESCO TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

                                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF COMMITMENT
FUND                                                VOLUNTARY   LIMITATION   CURRENT LIMIT    END DATE
----                                               ------------ ---------- ----------------- ----------
Invesco Trust for Investment Grade New York         Voluntary     0.69%     August 27, 2012     N/A
Municipals

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 31

                                      TO

                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of February 26, 2016, amends the Master Investment Advisory Agreement (the "Agreement"), dated September 11, 2000, between AIM Investment Funds (Invesco Investment Funds), a Delaware statutory trust, and Invesco Advisers, Inc., a Delaware corporation.

                             W I T N E S S E T H :

   WHEREAS, the parties agree to amend the Agreement to change the name of Invesco Emerging Market Local Currency Debt Fund to Invesco Emerging Markets Flexible Bond Fund;

   NOW, THEREFORE, the parties agree as follows;

   1. Appendix A and Appendix B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "APPENDIX A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                                                 EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                                                 ------------------------------------
Invesco All Cap Market Neutral Fund                                  December 16, 2013

Invesco Balanced-Risk Allocation Fund                                   May 29, 2009

Invesco Balanced-Risk Commodity Strategy Fund                        November 29, 2010

Invesco Greater China Fund                                             March 31, 2006

Invesco Developing Markets Fund                                      September 1, 2001

Invesco Emerging Markets Flexible Bond Fund                            June 14, 2010

Invesco Emerging Markets Equity Fund                                    May 31, 2011

Invesco Endeavor Fund                                                 November 3, 2003

Invesco Global Health Care Fund                                      September 1, 2001

Invesco Global Infrastructure Fund                                     April 22, 2014

Invesco Global Market Neutral Fund                                   December 16, 2013

Invesco Global Markets Strategy Fund                                 September 25, 2012

Invesco Global Targeted Returns Fund                                 December 16, 2013

Invesco International Total Return Fund                                March 31, 2006

Invesco Long/Short Equity Fund                               December 16, 2013

Invesco Low Volatility Emerging Markets Fund                 December 16, 2013

Invesco Macro International Equity Fund                      December 16, 2013

Invesco Macro Long/Short Fund                                December 16, 2013

Invesco MLP Fund                                              April 22, 2014

Invesco Pacific Growth Fund                                  February 12, 2010

Invesco Premium Income Fund                                  December 14, 2011

Invesco Select Companies Fund                                November 3, 2003

Invesco Strategic Income Fund                                 April 22, 2014

Invesco Unconstrained Bond Fund                              October 14, 2014

                                  APPENDIX B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Adviser, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                      INVESCO ALL CAP MARKET NEUTRAL FUND
                      INVESCO GLOBAL MARKET NEUTRAL FUND
                        INVESCO LONG/SHORT EQUITY FUND
                         INVESCO MACRO LONG/SHORT FUND

NET ASSETS                               ANNUAL RATE
----------                               -----------
First $10 billion.......................    1.25%
Over $10 billion........................    1.15%

                     INVESCO BALANCED-RISK ALLOCATION FUND

NET ASSETS                               ANNUAL RATE*
----------                               ------------
First $250 million......................     0.95%
Next $250 million.......................    0.925%
Next $500 million.......................     0.90%
Next $1.5 billion.......................    0.875%
Next $2.5 billion.......................     0.85%
Next $2.5 billion.......................    0.825%
Next $2.5 billion.......................     0.80%
Over $10 billion........................    0.775%

* To the extent Invesco Balanced-Risk Allocation Fund invests its assets in Invesco Cayman Commodity Fund I Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Allocation Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Balanced-Risk Allocation Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund I Ltd.

                 INVESCO BALANCED-RISK COMMODITY STRATEGY FUND

NET ASSETS                               ANNUAL RATE*
----------                               ------------
First $250 million......................    1.050%
Next $250 million.......................    1.025%
Next $500 million.......................    1.000%
Next $1.5 billion.......................    0.975%
Next $2.5 billion.......................    0.950%
Next $2.5 billion.......................    0.925%
Next $2.5 billion.......................    0.900%
Over $10 billion........................    0.875%

* To the extent Invesco Balanced-Risk Commodity Strategy Fund invests its assets in Invesco Cayman Commodity Fund III Ltd., a direct wholly-owned subsidiary of Invesco Balanced-Risk Commodity Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Balanced-Risk Commodity Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund III Ltd.

                          INVESCO GREATER CHINA FUND
                        INVESCO DEVELOPING MARKETS FUND
                     INVESCO EMERGING MARKETS EQUITY FUND
                 INVESCO LOW VOLATILITY EMERGING MARKETS FUND
                    INVESCO MACRO INTERNATIONAL EQUITY FUND

NET ASSETS                               ANNUAL RATE
----------                               -----------
First $250 million......................    0.935%
Next $250 million.......................     0.91%
Next $500 million.......................    0.885%
Next $1.5 billion.......................     0.86%
Next $2.5 billion.......................    0.835%
Next $2.5 billion.......................     0.81%
Next $2.5 billion.......................    0.785%
Over $10 billion........................     0.76%

                  INVESCO EMERGING MARKETS FLEXIBLE BOND FUND

NET ASSETS                               ANNUAL RATE
----------                               -----------
First $500 million......................    0.75%
Next $500 million.......................    0.70%
Next $500 million.......................    0.67%
Over $1.5 billion.......................    0.65%

                        INVESCO GLOBAL HEALTH CARE FUND

NET ASSETS                               ANNUAL RATE
----------                               -----------
First $350 million......................     0.75%
Next $350 million.......................     0.65%
Next $1.3 billion.......................     0.55%
Next $2 billion.........................     0.45%
Next $2 billion.........................     0.40%
Next $2 billion.........................    0.375%
Over $8 billion.........................     0.35%

                      INVESCO GLOBAL INFRASTRUCTURE FUND

NET ASSETS                               ANNUAL RATE
----------                               -----------
First $2.5 billion......................    0.840%
Next $2 billion.........................    0.800%
Next $3.5 billion.......................    0.785%
Over $8 billion.........................    0.770%

                     INVESCO GLOBAL MARKETS STRATEGY FUND
                     INVESCO GLOBAL TARGETED RETURNS FUND

NET ASSETS                               ANNUAL RATE*
----------                               ------------
First $10 billion.......................    1.500%
Over $10 billion........................    1.250%

* To the extent Invesco Global Markets Strategy Fund invests its assets in Invesco Cayman Commodity Fund V Ltd., a direct wholly-owned subsidiary of Invesco Global Markets Strategy Fund, the Adviser shall not collect the portion of the advisory fee that the Adviser would otherwise be entitled to collect from Invesco Global Markets Strategy Fund, in an amount equal to 100% of the advisory fee that the Adviser receives from Invesco Cayman Commodity Fund V Ltd.

                    INVESCO INTERNATIONAL TOTAL RETURN FUND

NET ASSETS                               ANNUAL RATE
----------                               -----------
First $250 million......................     0.65%
Next $250 million.......................     0.59%
Next $500 million.......................    0.565%
Next $1.5 billion.......................     0.54%
Next $2.5 billion.......................    0.515%
Next $5 billion.........................     0.49%
Over $10 billion........................    0.465%

                               INVESCO MLP FUND

NET ASSETS                               ANNUAL RATE
----------                               -----------
First $1 billion........................    1.00%
Next $1.5 billion.......................    0.95%
Next $2 billion.........................    0.93%
Next $3.5 billion.......................    0.91%
Over $8 billion.........................    0.90%

                             INVESCO ENDEAVOR FUND
                         INVESCO SELECT COMPANIES FUND

NET ASSETS                               ANNUAL RATE
----------                               -----------
First $250 million......................    0.745%
Next $250 million.......................     0.73%
Next $500 million.......................    0.715%
Next $1.5 billion.......................     0.70%
Next $2.5 billion.......................    0.685%
Next $2.5 billion.......................     0.67%
Next $2.5 billion.......................    0.655%
Over $10 billion........................     0.64%

                         INVESCO STRATEGIC INCOME FUND

NET ASSETS                               ANNUAL RATE
----------                               -----------
First $1 billion........................    0.60%
Next $3.5 billion.......................    0.55%
Over $4.5 billion.......................    0.45%

                          INVESCO PACIFIC GROWTH FUND

NET ASSETS                               ANNUAL RATE
----------                               -----------
First $1 billion........................    0.87%
Next $1 billion.........................    0.82%
Over $2 billion.........................    0.77%

                          INVESCO PREMIUM INCOME FUND

NET ASSETS                               ANNUAL RATE
----------                               -----------
First $500 million......................    0.650%
Next $500 million.......................    0.600%
Next $500 million.......................    0.550%
Over $1.5 billion.......................    0.540%

                        INVESCO UNCONSTRAINED BOND FUND

NET ASSETS                               ANNUAL RATE
----------                               -----------
First $1 billion........................    0.700%
Next $3.5 billion.......................    0.650%
Over $4.5 billion.......................    0.550%"

       2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                   AIM INVESTMENT FUNDS
                                   (INVESCO INVESTMENT FUNDS)

Attest:  /s/ Stephen Rimes    By:  /s/ John M. Zerr
         --------------------      ---------------------------
         Assistant Secretary       John M. Zerr
                                   Senior Vice President
(SEAL)
                                   INVESCO ADVISERS, INC.

Attest:  /s/ Stephen Rimes    By:  /s/ John M. Zerr
         --------------------      ---------------------------
         Assistant Secretary       John M. Zerr
                                   Senior Vice President

(SEAL)

                                                               Sub-Item 77Q1(e)

                               AMENDMENT NO. 17
                                      TO
           MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

   This Amendment dated as of February 26, 2016, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser"), on behalf of AIM Investment Funds (Invesco Investment Funds), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

                             W I T N E S S E T H:

   WHEREAS, the parties desire to amend the Contract to change the name of Invesco Emerging Market Local Currency Debt Fund to Invesco Emerging Markets Flexible Bond Fund;

   NOW, THEREFORE, the parties agree as follows;

    1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A

      Invesco All Cap Market Neutral Fund
      Invesco Balanced-Risk Allocation Fund
      Invesco Balanced-Risk Commodity Strategy Fund
      Invesco Greater China Fund
      Invesco Developing Markets Fund
      Invesco Emerging Markets Flexible Bond Fund
      Invesco Emerging Markets Equity Fund
      Invesco Endeavor Fund
      Invesco Global Health Care Fund
      Invesco Global Infrastructure Fund
      Invesco Global Market Neutral Fund
      Invesco Global Markets Strategy Fund
      Invesco Global Targeted Returns Fund
      Invesco International Total Return Fund
      Invesco Long/Short Equity Fund
      Invesco Low Volatility Emerging Markets Fund
      Invesco Macro International Equity Fund
      Invesco Macro Long/Short Fund
      Invesco MLP Fund
      Invesco Pacific Growth Fund
      Invesco Premium Income Fund
      Invesco Select Companies Fund
      Invesco Strategic Income Fund
      Invesco Unconstrained Bond Fund"

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

       IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                             INVESCO ADVISERS, INC.

                                             Adviser

                                             By:  /s/ John M. Zerr
                                                  ------------------------------
                                             Name: John M. Zerr
                                             Title: Senior Vice President

                                          INVESCO CANADA LTD.

                                          Sub-Adviser

                                          By:     /s/ Harsh Damani
                                                  ------------------------------
                                          Name:   Harsh Damani
                                          Title:  Chief Financial Officer
                                                  Funds & Senior Vice
                                                  President, Fund Administration

                                          By:     /s/ David C. Warren
                                                  ------------------------------
                                          Name:   David C. Warren
                                          Title:  Executive Vice President &
                                                  Chief Financial Officer

                          INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

                          Sub-Adviser

                          By:  /s/ Carsten Majer  /s/ Leif Baumann
                               -------------------------------------------------
                          Name: Carsten Majer     Leif Baumann
                          Title: Director         Director

                                             INVESCO ASSET MANAGEMENT LIMITED

                                             Sub-Adviser

                                             By:  /s/ A. Schlossberg
                                                  ------------------------------
                                             Name: A. Schlossberg
                                             Title: Director

                                             INVESCO ASSET MANAGEMENT (JAPAN)
                                             LTD.

                                             Sub-Adviser

                                             By:  /s/ Masakazu Hasegawa
                                                  ------------------------------
                                             Name: Masakazu Hasegawa
                                             Title: Managing Director

                                             INVESCO HONG KONG LIMITED

                                             Sub-Adviser

                                             By:  /s/ Fanny Lee /s/ Gracie Liu
                                                  ------------------------------
                                             Name: Fanny Lee     Gracie Liu
                                             Title: Director     Director

                                             INVESCO SENIOR SECURED MANAGEMENT,
                                             INC.

                                             Sub-Adviser

                                             By:  /s/ Jeffrey H. Kupor
                                                  ------------------------------
                                             Name: Jeffrey H. Kupor
                                             Title: Secretary & General Counsel

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 8

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of September 30, 2015, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco Short Duration High Yield Municipal Fund, a series portfolio of AIM Counselor Series Trust (Invesco Counselor Series Trust) (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of
       ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of AGS), Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund, Invesco Strategic Income Fund and Invesco Unconstrained Bond Fund (series portfolios of AIF), the Invesco Global Opportunities Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of
       IST) and the Invesco Conservative Income Fund (a series portfolio of
       IMT) (collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /s/ JOHN M. ZERR
        --------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ ANDREW SCHLOSSBERG
        --------------------------
NAME:   ANDREW SCHLOSSBERG
TITLE:  MANAGING DIRECTOR OF US
        STRATEGY AND MARKETING

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 9

                                      TO

                             SUB-ADVISORY CONTRACT

   This Amendment dated as of December 21, 2015, amends the Sub-Advisory Contract (the "Contract") between Invesco Advisers, Inc. (the "Advisor") and Invesco PowerShares Capital Management LLC (the "Sub-Advisor").

   WHEREAS, the parties agree to amend the Contract to add Invesco International Companies Fund, a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the "Fund");

   NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

    1. The Contract is hereby amended to add the Fund to the Contract as a recipient of the sub-advisory services by revising recital A) at the beginning of the Agreement to read as follows:

       The Advisor has entered into an investment advisory agreement with AIM Counselor Series Trust (Invesco Counselor Series Trust) ("ACST"), AIM Growth Series (Invesco Growth Series) ("AGS"), AIM Investment Funds (Invesco Investment Funds) ("AIF"), AIM International Mutual Funds (Invesco International Mutual Funds) ("AIMF"), Invesco Management Trust ("IMT") and Invesco Securities Trust ("IST") (collectively, the "Trusts"), open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to, among others, the Invesco Short Duration High Yield Municipal Fund and Invesco Strategic Real Return (series portfolios of
       ACST), Invesco Alternative Strategies Fund and Invesco Multi-Asset Inflation Fund (series portfolios of AGS), Invesco Premium Income Fund, Invesco Global Markets Strategy Fund, Invesco Macro International Equity Fund, Invesco Macro Long/Short Fund, Invesco Global Market Neutral Fund, Invesco Global Targeted Returns Fund, Invesco Low Volatility Emerging Markets Fund, Invesco All Cap Market Neutral Fund, Invesco Long/Short Equity Fund, Invesco Global Infrastructure Fund, Invesco MLP Fund, Invesco Strategic Income Fund and Invesco Unconstrained Bond Fund (series portfolios of AIF), the Invesco Global Opportunities Fund, Invesco International Companies Fund and the Invesco Select Opportunities Fund (series portfolios of AIMF), Invesco Balanced-Risk Aggressive Allocation Fund (a series portfolio of IST) and the Invesco Conservative Income Fund (a series portfolio of IMT) (collectively, the "Funds"); and

    2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

INVESCO ADVISERS, INC.

ADVISOR

BY:     /s/ JOHN M. ZERR
        --------------------------
NAME:   JOHN M. ZERR
TITLE:  SENIOR VICE PRESIDENT

INVESCO POWERSHARES CAPITAL MANAGEMENT LLC

Sub-Advisor

BY:     /s/ ANDREW SCHLOSSBERG
        --------------------------
NAME:   ANDREW SCHLOSSBERG
TITLE:  MANAGING DIRECTOR OF US
        STRATEGY AND MARKETING